Exhibit 3.1

ROCK ENERGY RESOURCES, INC.

CERTIFICATE OF DESIGNATION OF

SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK

Rock Energy Resources, Inc., a Delaware corporation (hereinafter called the "Corporation"), certifies that pursuant to the authority contained in its Certificate of Incorporation and in accordance with the provisions of Chapter 1, Section 151 of the Delaware General Corporation Law, its Board of Directors, by unanimous written consent dated October 28, 2008, duly adopted the following resolutions providing for the issue of shares of Preferred Stock hereinafter referred to, and further providing with respect to such issue of shares of Preferred Stock for such powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, as are hereinafter set forth, in addition to those set forth in its Certificate of Incorporation:

RESOLVED: That pursuant to Article Fourth of the Certificate of Incorporation, the Board of Directors hereby provides for the issue of a series of up to 5,000 shares of Preferred Stock designated "Series A Cumulative Convertible Preferred Stock"; and further

RESOLVED: That the powers, designations, preferences and relative, participating optional and other special rights, and the qualifications, limitations or restrictions thereof of the shares of the Series A Cumulative Convertible Preferred Stock shall be as set forth on Exhibit A attached hereto.

IN WITNESS WHEREOF, Rock Energy Resources, Inc. has caused this Certificate to be signed by Rocky V. Emery, Chairman of the Board and Chief Executive Officer, this 10th day of November, 2008.

ROCK ENERGY RESOURCES, INC.

By: /s/ Rocky V. Emery

Rocky V. Emery, Chairman of the Board and Chief Executive Officer

EXHIBIT A

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND

RELATIVE RIGHTS AND LIMITATIONS OF THE

Series A CUMULATIVE Convertible Preferred Stock

OF rock energy resources, inc. (the "Corporation")

1. Designation and Amount; Ranking.

(a) There shall be created from the 10,000,000 shares of preferred stock, par value $0.0001 per share, of the Corporation authorized to be issued pursuant to the Certificate of Incorporation, a series of preferred stock, designated as the "Series A Cumulative Convertible Preferred Stock", par value $0.0001 per share ("Series A Preferred Stock"), and the number of shares of such series shall be up to 5,000. Such number of shares may be decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than that of the shares of Series A Preferred Stock then outstanding plus the number of shares issuable in accordance with the provisions of Section 3(a).

(b) The Series A Preferred Stock will, with respect to dividend rights, rights upon the liquidation, winding-up or dissolution of the Corporation or otherwise rank (i) senior to all Junior Stock, (ii) on a parity with all Parity Stock and (iii) junior to all Senior Stock.

2. Definitions. As used herein, the following terms shall have the following meanings:

(a) "Accrued Dividends" shall mean, with respect to any share of Series A Preferred Stock, as of any date, the accrued and unpaid dividends on such share from and including the most recent Dividend Payment Date (or the Issue Date, if such date is prior to the first Dividend Payment Date) to but not including such date.

(b) "Accumulated Dividends" shall mean, with respect to any share of Series A Preferred Stock, as of any date, the aggregate accumulated and unpaid dividends on such share from the Issue Date until the most recent Dividend Payment Date on or prior to such date. There shall be no Accumulated Dividends with respect to any share of Series A Preferred Stock prior to the first Dividend Payment Date.

(c) "AMEX" shall mean the American Stock Exchange.

(d) "Certificate of Incorporation" shall mean the Restated Certificate of Incorporation of the Corporation dated October 3, 2008, as amended from time to time.

(e) "Board of Directors" shall mean the Board of Directors of the Corporation or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

(f) "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in Houston, Texas are authorized or required by law or executive order to close.

(g) "Cash Dividend Rate" shall have the meaning set forth in Section 3(a).

(h) "Common Stock" shall mean the common stock, par value $0.0001 per share, of the Corporation, or any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or as a result of a subdivision, combination, or merger, consolidation or similar transaction in which the Corporation is a constituent corporation.

(i) "Corporation" shall mean Rock Energy Resources, Inc., a Delaware corporation.

(j) "Conversion Price" shall mean $1.00 per share, subject to adjustment as set forth in Section 6(c).

(k) "Conversion Ratio" shall mean the quotient of the Liquidation Preference divided by the Conversion Price in effect at the time of determination.

(l) "Dividend Payment Date" shall mean March 31, June 30, September 30 and December 31 of each year, commencing December 31, 2008.

(m) "Dividend Rate" shall have the meaning set forth in Section 3(a).

(n) "Dividend Record Date" shall mean a date fixed by the Board of Directors, or a duly authorized committee thereof, for determining the Holders who are entitled to receive dividends on a Dividend Payment Date. The Dividend Record Date for a Dividend Payment Date shall be a date not less than 15 days or more than 45 days prior to the Dividend Payment Date.

(o) "Holder" shall mean a holder of record of the Series A Preferred Stock.

(p) "Issue Date" shall mean the original date of issuance of the Series A Preferred Stock.

(q) "Junior Stock" shall mean the Common Stock and each other class of capital stock of the Corporation or series of preferred stock of the Corporation established after the Issue Date, by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Series A Preferred Stock as to dividend rights, redemption rights or rights upon the liquidation, winding-up or dissolution of the Corporation or otherwise.

(r) "Liquidation Preference" shall mean, with respect to each share of Series A Preferred Stock, $1,000 per share (as adjusted for stock splits, reverse stock splits, subdivisions, combinations, and the like of Series A Preferred Stock).

(s) "Mandatory Conversion Date" shall have the meaning set forth in Section 7(b).

(t) "Market Value" shall mean the average closing price of the Common Stock for a five consecutive trading day period on the AMEX (or such other national securities exchange or automated quotation system on which the Common Stock is then listed or authorized for quotation, including the OTC BB) or, if the Common Stock is not so listed or authorized for quotation, an amount determined in good faith by the Board of Directors to be the fair value of the Common Stock.

(u) "Officer" means the Chairman of the Board of Directors, the Vice Chairman, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Corporation.

(v) "OTC BB" means the Over the Counter Bulletin Board.

(w) "Parity Stock" shall mean any class of capital stock of the Corporation or series of preferred stock of the Corporation established after the Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on a parity with the Series A Preferred Stock as to dividend rights, redemption rights or rights upon the liquidation, winding-up or dissolution of the Corporation or otherwise.

(x) "Person" shall mean any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

(y) "PIK Dividend Rate" shall have the meaning set forth in Section 3(a).

(z) "Senior Stock" shall mean each class of capital stock or series of preferred stock established after the Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Series A Preferred Stock as to dividend rights, redemption rights or rights upon the liquidation, winding-up or dissolution of the Corporation or otherwise.

(aa) "Series A Preferred Stock" shall have the meaning set forth in Section 1(a).

(bb) "Transaction" shall have the meaning set forth in Section 6(g).

3. Dividends.

(a) The holders of shares of the outstanding Series A Preferred Stock shall be entitled, when, as and if declared by the Board of Directors out of funds of the Corporation legally available therefor, to receive cumulative dividends in cash at the rate per annum of 8.00% per share on the Liquidation Preference (the "Cash Dividend Rate"). At the option of the Corporation, the Corporation may pay such dividends at the rate per annum of 8.00% per share on the Liquidation Preference (the "PIK Dividend Rate") in additional shares of Series A Preferred Stock (the "PIK Dividend") equal to the product of (x) the number of shares of Series A Preferred Stock held by such Holder multiplied by (y) the PIK Dividend Rate. The applicable dividend rate is hereinafter referred to as the "Dividend Rate." Dividends payable for each full dividend period will be computed by dividing the Dividend Rate by four and shall be payable in arrears on each Dividend Payment Date (commencing December 31, 2008) for the quarterly period ending immediately prior to such Dividend Payment Date, to the holders of record of Series A Preferred Stock at the close of business on the Dividend Record Date applicable to such Dividend Payment Date. Such dividends shall be cumulative from the most recent date as to which dividends shall have been paid or, if no dividends have been paid, from the Issue Date (whether or not in any dividend period or periods there shall be funds of the Corporation legally available for the payment of such dividends) and shall accrue on a day-to-day basis, whether or not earned or declared, from and after the Issue Date. Dividends payable for any partial dividend period shall be computed on the basis of actual days elapsed in the period and a 360-day year consisting of twelve 30-day months. Accumulations of dividends on shares of Series A Preferred Stock shall not bear interest.

If, on any Dividend Payment Date, the holders of the Series A Preferred Stock shall not have received the full dividends provided for in this Section 3(a), in cash or in kind, then such dividends shall cumulate, whether or not earned or declared, with additional dividends thereon, at the Dividend Rate applicable to the Series A Preferred Stock as provided in this Section 3(a), for each succeeding full quarterly dividend period during which such dividends shall remain unpaid.

(b) When dividends are not paid in full on the Series A Preferred Stock and any Parity Stock, all dividends declared on the Series A Preferred Stock and any Parity Stock shall be declared pro rata so that the amount of dividends declared per share on the Series A Preferred Stock and such Parity Stock shall in all cases bear to each other the same ratio that the accumulated and unpaid dividends per share on the Series A Preferred Stock and such Parity Stock bear to each other. Except as set forth in the preceding sentence, unless full dividends on the Series A Preferred Stock have been paid for all past dividend periods, no dividends (other than in Common Stock or other shares of Junior Stock) shall be declared or paid or set aside for payment, nor shall any other distribution be made, on the Common Stock, any other Junior Stock or any Parity Stock.

(c) Unless full dividends on the Series A Preferred Stock have been paid or declared and a sum sufficient for payment thereof set apart for such payment for all past dividend periods, the Corporation may not repurchase or otherwise acquire for any consideration (nor may the Corporation pay or make available any moneys for a sinking fund for the redemption of) any shares of Common Stock, any Junior Stock or any Parity Stock except by conversion into or exchange for shares of Junior Stock.

(d) Holders shall not be entitled to any dividends on the Series A Preferred Stock, whether payable in cash, property or stock, in excess of full cumulative dividends.

(e) The Holders at the close of business on a Dividend Record Date will be entitled to receive the dividend payment on those shares on the corresponding Dividend Payment Date notwithstanding the subsequent conversion thereof or the Corporation's default in payment of the dividend due on that Dividend Payment Date. However, shares of Series A Preferred Stock surrendered for conversion pursuant to Section 6 during the period between the close of business on any Dividend Record Date and the close of business on the day immediately preceding the applicable Dividend Payment Date must be accompanied by payment of an amount equal to the dividend payable on the shares on that Dividend Payment Date. A Holder on a Dividend Record Date who (or whose transferee) tenders any shares for conversion on the corresponding Dividend Payment Date will receive the dividend payable by the Corporation on the Series A Preferred Stock on that date, and the converting Holder need not include payment in the amount of such dividend upon surrender of shares of Series A Preferred Stock for conversion. Except as provided above with respect to a voluntary conversion pursuant to Section 6, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on converted shares or for dividends on the shares of Common Stock issued upon conversion.

(f) No fractional shares or securities representing fractional shares of Series a Preferred Stock shall be issued upon the payment of any dividends. If the amount of any dividend on a share or shares of Series A Preferred Stock results in a fraction, if the fraction is less than 1/2, such fraction shall be rounded down so that the Holder receives the next lower number of whole shares of Series A Preferred Stock and if the fraction is greater than or equal to 1/2, such fraction shall be rounded up so that the Holder receives the next greater number of whole shares of Series A Preferred Stock.

4. Voting Rights.

(a) The Holders shall be entitled to vote, together with the holders of Common Stock, as one class on all matters submitted to a vote of stockholders of the Corporation, in the same manner and with the same effect as the holders of Common Stock. In any such vote, each share of Series A Preferred Stock shall entitle the Holder thereof to one vote per share for each share of Common Stock into which each share of Series A Preferred Stock is then convertible, rounded to the nearest share, assuming the conversion takes place immediately after the close of business on the record date for the meeting or written consent. Except as otherwise specified in Section 4(b), the holders of the Series A Preferred Stock shall not be entitled to vote separately as a class.

(b) The Corporation may authorize, increase the authorized amount of, or issue any shares of Parity Stock or Junior Stock, without the consent of the Holders, and in taking such actions the Corporation shall not be deemed to have affected adversely the rights, preferences, privileges or voting rights of Holders. The Corporation may not authorize any shares of Senior Stock unless the Corporation shall have received the consent of the holders of a majority of the shares of the Series A Preferred Stock voting separately as a class.

5. Liquidation Preference.

(a) In the event of any liquidation, winding-up or dissolution of the Corporation, whether voluntary or involuntary, each Holder shall be entitled to receive and to be paid out of the assets of the Corporation legally available for distribution to its stockholders (and after all debts of the Corporation have been paid) the Liquidation Preference plus Accumulated Dividends and Accrued Dividends thereon in preference to the holders of, and before any payment or distribution is made on, any Junior Stock, including, without limitation, on any Common Stock.

(b) Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the assets or business of the Corporation (other than in connection with the liquidation, winding-up or dissolution of its business) nor the merger or consolidation of the Corporation into or with any other Person shall be deemed to be a liquidation, winding-up or dissolution, voluntary or involuntary, for the purposes of this Section 5.

(c) After the payment to the Holders of full preferential amounts provided for in this Section 5, the Holders as such shall have no right or claim to any of the remaining assets of the Corporation.

(d) In the event the assets of the Corporation available for distribution to the Holders upon any liquidation, winding-up or dissolution of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to Section 5(a), no such distribution shall be made on account of any shares of Parity Stock upon such liquidation, winding-up or dissolution unless proportionate distributable amounts shall be paid on account of the shares of Series A Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all Series A Preferred Stock and of any Parity Stock are entitled upon such liquidation, winding-up or dissolution.

(e) Upon any voluntary or involuntary liquidation, winding-up or dissolution of the Corporation, Holders will not be entitled to receive any liquidating distributions until all amounts payable upon any such event to holders of outstanding shares of any class or series of Senior Stock have been paid in full.

6. Conversion Rights.

(a) Each Holder shall have the right, at its option, exercisable at any time and from time to time from the Issue Date to convert, subject to the terms and provisions of this Section 6, any or all of such Holder's shares of Series A Preferred Stock. In such case, the shares of Series A Preferred Stock shall be converted into such whole number of fully paid and nonassessable shares of Common Stock as is equal, subject to Section 6(g), to the product of the number of shares of Series A Preferred Stock being so converted multiplied by the Conversion Ratio then in effect. The conversion right of a Holder shall be exercised by the Holder by the surrender to the Corporation of the certificates representing shares to be converted at any time during usual business hours at its principal place of business, accompanied by duly executed written notice to the Corporation that the Holder elects to convert all or a portion of the shares of Series A Preferred Stock represented by such certificate and specifying the name or names (with address) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Corporation) by a written instrument or instruments of transfer in form reasonably satisfactory to the Corporation duly executed by the Holder or its duly authorized legal representative and, if required pursuant to Section 6(i), transfer tax stamps or funds therefor and an opinion of counsel satisfactory to the Corporation that such transfer is legal and valid under all applicable federal and state securities laws. Immediately prior to the close of business on the date of receipt by the Corporation of notice of conversion of shares of Series A Preferred Stock, each converting Holder shall be deemed to be the Holder of record of Common Stock issuable upon conversion of such Holder's Series A Preferred Stock notwithstanding that the share register of the Corporation shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to such Holder. Upon notice from the Corporation, each Holder of Series A Preferred Stock so converted shall promptly surrender to the Corporation certificates representing the shares so converted, duly endorsed in blank or accompanied by proper instruments of transfer. On the date of any conversion, all rights with respect to the shares of Series A Preferred Stock so converted, including the rights, if any, to receive notices, will terminate, except only the rights of Holders thereof to (i) receive dividends on the shares of Series A Preferred Stock so converted in accordance with Section 3(e); (ii) receive certificates for the number of whole shares of Common Stock into which such shares of Series A Preferred Stock have been converted; and (iii) exercise the rights to which they are entitled as holders of Common Stock.

(b) If the last day for the exercise of the conversion right shall not be a Business Day, then such conversion right may be exercised on the next preceding Business Day.

(c) The Conversion Price shall be subject to adjustment as follows:

(i) In case the Corporation shall at any time or from time to time (A) pay a dividend (or other distribution) on the Common Stock payable in shares of Common Stock (other than the issuance of shares of Common Stock in connection with the conversion of the Series A Preferred Stock or any other series of preferred stock of the Corporation that is convertible into Common Stock); (B) subdivide or split the outstanding shares of Common Stock into a larger number of shares; (C) combine the outstanding shares of Common Stock into a smaller number of shares; or (D) issue any shares of its capital stock in a reclassification of the Common Stock, then, and in each such case, the Conversion Price in effect immediately prior to such event shall be appropriately adjusted (and any other appropriate actions shall be taken by the Corporation) so that the Holder of any share of Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock that such Holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Series A Preferred Stock been converted into shares of Common Stock immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 6(c)(i) shall become effective retroactively (x) in the case of any such dividend or distribution, to the day immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, split, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

(ii) Notwithstanding anything herein to the contrary, no adjustment under this Section 6(c) need be made to the Conversion Price unless such adjustment would require an increase or decrease of at least 1% of the Conversion Price then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, if any, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of such Conversion Price.

(d) If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter (and before the dividend or distribution has been paid or delivered to stockholders) legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the Conversion Price then in effect shall be required by reason of the taking of such record.

(e) Upon any increase or decrease in the Conversion Price, then, and in each such case, the Corporation promptly shall deliver to each Holder a certificate signed by an authorized officer of the Corporation, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Price then in effect following such adjustment.

(f) No fractional shares or securities representing fractional shares of Common Stock shall be issued upon the conversion of any shares of Series A Preferred Stock, whether voluntary or mandatory. If more than one share of Series A Preferred Stock shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Liquidation Preference of the shares of Series A Preferred Stock so surrendered. If the conversion of any share or shares of Series A Preferred Stock results in a fraction, if the fraction is less than 1/2, such fraction shall be rounded down so that the Holder receives the next lower number of whole shares of Common Stock and if the fraction is greater than or equal to 1/2, such fraction shall be rounded up so that the Holder receives the next greater number of whole shares of Common Stock.

(g) In the event of any reclassification of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), or in the event of any consolidation or merger of the Corporation with or into another Person or any merger of another Person with or into the Corporation (other than a consolidation or merger in which the Corporation is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock), or in the event of any sale or other disposition to another Person of all or substantially all of the assets of the Corporation (computed on a consolidated basis) (any of the foregoing, a "Transaction"), each share of Series A Preferred Stock then outstanding shall, without the consent of any Holder, become convertible at any time, at the option of the Holder thereof, only into the kind and amount of securities (of the Corporation or another issuer), cash and other property receivable upon such Transaction by a Holder of the number of shares of Common Stock into which such share of Series A Preferred Stock could have been converted immediately prior to such Transaction, after giving effect to any adjustment event. The provisions of this Section 6(g) and any equivalent thereof in any such securities similarly shall apply to successive Transactions. The provisions of this Section 6(g) shall be the sole right of Holders in connection with any Transaction and such Holders shall have no separate vote thereon.

(h) The Corporation shall at all times reserve and keep available for issuance upon the conversion of the Series A Preferred Stock such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series A Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Series A Preferred Stock.

(i) The issuance or delivery of certificates for Common Stock upon the conversion of shares of Series A Preferred Stock shall be made without charge to the converting Holder of shares of Series A Preferred Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the Holders of the shares of Series A Preferred Stock converted; provided, however, that in the event that the Holder of the shares of Series A Preferred Stock requests that the certificates representing the shares of Common Stock be issued in a name other than that of the Holder (x) the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the shares of Series A Preferred Stock converted, and the Corporation shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Corporation the amount of such tax or shall have established to the reasonable satisfaction of the Corporation that such tax has been paid and (y) the Holder shall deliver to the Corporation an opinion of counsel satisfactory to the Corporation that such transfer is legal and valid under all applicable federal and state securities laws in the event that there is any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the shares of Series A Preferred Stock converted.

7. Mandatory Conversion.

(a) At any time on or after the Common Stock has been listed on the AMEX (or another national securities exchange or the NASDAQ Stock Market), the Corporation shall have the right, at its option, to cause the Series A Preferred Stock, in whole but not in part, to be automatically converted into that number of whole shares of Common Stock for each share of Series A Preferred Stock equal to the Conversion Ratio then in effect, with any resulting fractional shares of Common Stock to be settled in accordance with Section 6(f). The Corporation may exercise its right to cause a mandatory conversion pursuant to this Section 7(a) only if the closing price of the Common Stock equals or exceeds $2.00 per share (as adjusted for stock splits, reverse stock splits, subdivisions, combinations, and the like of Common Stock) for at least 20 consecutive trading days on the AMEX (or another national securities exchange or the NASDAQ Stock Market).

(b) To exercise the mandatory conversion right described in Section 7(a), the Corporation shall give notice by mail or by publication (with subsequent prompt notice by mail) to the Holders (not more than four Business Days after the date of the notice) of the mandatory conversion announcing the Corporation's intention to convert the Series A Preferred Stock. The conversion date will be a date selected by the Corporation (the "Mandatory Conversion Date") and will be no more than five Business Days after the date on which the Corporation issues the notice described in this Section 7(b).

(c) In addition to any information required by applicable law or regulation, the notice of a mandatory conversion described in Section 7(b) shall state, as appropriate: (i) the Mandatory Conversion Date; (ii) the number of shares of Common Stock to be issued upon conversion of each share of Series A Preferred Stock; and (iii) that dividends on the Series A Preferred Stock to be converted will cease to accrue on the Mandatory Conversion Date.

(d) On and after the Mandatory Conversion Date, dividends will cease to accrue on the Series A Preferred Stock called for a mandatory conversion pursuant to Section 7(a) and all rights of Holders will terminate except for the right to receive the whole shares of Common Stock issuable upon conversion thereof with any fractional shares of Common Stock to be settled in accordance with Section 6(f). The dividend payment with respect to the Series A Preferred Stock called for a mandatory conversion pursuant to Section 7(a) on a date during the period between the close of business on any Dividend Record Date to the close of business on the corresponding Dividend Payment Date will be payable on such Dividend Payment Date to the record Holder of such share on such Dividend Record Date if such share has been converted after such Dividend Record Date and prior to such Dividend Payment Date. Except as provided in the immediately preceding sentence with respect to a mandatory conversion pursuant to Section 7(a), no payment or adjustment will be made upon conversion of Series A Preferred Stock for Accrued Dividends or for dividends with respect to the Common Stock issued upon such conversion.

(e) The Corporation may not authorize or give notice of any mandatory conversion pursuant to Section 7(a) unless, prior to giving the conversion notice, all Accumulated Dividends on the Series A Preferred Stock for periods ended prior to the date of such conversion notice shall have been paid in full.

8. Redemption. The shares of Series A Preferred Stock are not subject to redemption by the Company or any Holder.

9. Other Provisions.

(a) With respect to any notice to a Holder required to be provided hereunder, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular Holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other holders or affect the legality or validity of any distribution, rights, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up, or the vote upon any such action. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives the notice.

(b) Shares of Series A Preferred Stock issued and reacquired will be retired and canceled promptly after reacquisition thereof and, upon compliance with the applicable requirements of Delaware law, have the status of authorized but unissued shares of preferred stock of the Corporation undesignated as to series and may with any and all other authorized but unissued shares of preferred stock of the Corporation be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Corporation, except that any issuance or reissuance of shares of Series A Preferred Stock must be in compliance with this Certificate of Designation.

(c) The shares of Series A Preferred Stock shall be issuable only in whole shares.

(d) All notice periods referred to herein shall commence on the date of the mailing of the applicable notice.